UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/17/2004

AMERICREDIT CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-10667

TX	752291093
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

801 Cherry Street Suite 3900
Fort Worth, TX 76102
(Address of Principal Executive Offices, Including Zip Code)

(817)302-7165
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 5.    Other events and Regulation FD Disclosure

The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7.    Financial statements and exhibits

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

                99.1    Press Release

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AMERICREDIT CORP

Date: August 17, 2004.	By:	/s/ PRESTON A. MILLER
PRESTON A. MILLER
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release